Exhibit 99.1

AZENTA, INC.

Revised Financial Information

As previously disclosed on November 12, 2024, Azenta, Inc. (the “Company”) announced that it is pursuing a sale of its B Medical Systems segment, a manufacturer and global distributor of medical refrigeration devices based in Luxembourg. This strategic action is intended to simplify the Company’s portfolio and allow management to focus on driving revenue growth and profitability in its core Sample Management Solutions and Multiomics businesses. The decision followed work by the Company’s Board of Directors to evaluate strategic, operational and financial opportunities to maximize shareholder value.

The Company has concluded that, as of the date of the announcement on November 12, 2024, the B Medical Systems segment met the held-for-sale criteria and qualifies as a discontinued operation under U.S. generally accepted accounting principles (“GAAP”).

In order to assist investors in understanding the impact of the separation of the B Medical Systems segment on the Company’s financial results, the Company is furnishing the following revised unaudited financial information to reflect the separation of the B Medical Systems segment and its classification as a discontinued operation.

The following revised financial information has not been audited and does not include all disclosures required by GAAP. Certain information and disclosures normally included in the Company’s annual and interim consolidated financial statements have been condensed or omitted and, accordingly, the following revised financial information should be read in conjunction with, and not as a substitute for, the audited consolidated financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on November 27, 2024, the unaudited financial statements and notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2023 filed with the SEC on February 8, 2024, the unaudited financial statements and notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 9, 2024 and the unaudited financial statements and notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 6, 2024.

AZENTA, INC.

CONSOLIDATED BALANCE SHEET

Revised to reflect B Medical Systems as Discontinued Operations

(unaudited)

(In thousands, except share and per share amounts)

September 30, 2024
Assets
Current assets
Cash and cash equivalents	$280,030
Short-term marketable securities	151,162
Accounts receivable, net of allowance for expected credit losses	156,273
Inventories	78,923
Short-term restricted cash	2,069
Prepaid expenses and other current assets	75,456
Current assets held for sale	88,894
Total current assets	832,807
Property, plant and equipment, net	155,622
Long-term marketable securities	49,454
Long-term deferred tax assets	837
Operating lease right-of-use assets	60,406
Goodwill	691,409
Intangible assets, net	125,042
Other assets	10,670
Noncurrent assets held for sale	173,794
Total assets	$2,100,041
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$33,344
Deferred revenue	30,493
Accrued warranty and retrofit costs	5,213
Accrued compensation and benefits	27,785
Accrued customer deposits	22,324
Accrued VAT payable	106
Accrued income taxes payable	9,266
Accrued expenses and other current liabilities	46,258
Current liabilities held for sale	30,050
Total current liabilities	204,839
Long-term tax reserves	398
Long-term deferred tax liabilities	18,084
Long-term operating lease liabilities	56,683
Other long-term liabilities	8,874
Noncurrent liabilities held for sale	42,196
Total liabilities	331,074
Stockholders’ equity
Preferred stock, $0.01 par value - 1,000,000 shares authorized, no shares issued or outstanding	$—
Common stock, $0.01 par value - 125,000,000 shares authorized, 59,031,953 shares issued and 45,570,084 shares outstanding at September 30, 2024	590
Additional paid-in capital	505,958
Accumulated other comprehensive loss	(13,464)
Treasury stock, at cost - 13,461,869 shares at September 30, 2024	(200,956)
Retained earnings	1,476,839
Total stockholder's equity	1,768,967
Total liabilities and stockholders’ equity	$2,100,041

AZENTA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Revised to reflect B Medical Systems as Discontinued Operations

(unaudited)

(In thousands)

	Twelve months ended	Three months ended	Three months ended	Six months ended	Three months ended	Nine months ended	Three months ended	Twelve months ended
	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	June 30, 2024	June 30, 2024	September 30, 2024	September 30, 2024
Revenue
Products	$176,100	$43,707	$38,772	$82,479	$44,028	$126,507	$47,210	$173,717
Services	375,850	98,018	97,583	195,601	100,264	295,865	103,616	399,481
Total revenue	551,950	141,725	136,355	278,080	144,292	422,372	150,826	573,198
Cost of revenue
Products	100,775	26,783	24,015	50,798	26,306	77,104	28,120	105,224
Services	208,548	53,199	51,676	104,875	52,508	157,383	53,119	210,502
Total cost of revenue	309,323	79,982	75,691	155,673	78,814	234,487	81,239	315,726
Gross profit	242,627	61,743	60,664	122,407	65,478	187,885	69,587	257,472
Operating expenses
Research and development	29,910	7,313	7,733	15,046	6,911	21,957	6,864	28,821
Selling, general and administrative	268,921	69,889	69,058	138,947	63,972	202,919	64,869	267,788
Impairment of intangible assets	-	-	4,658	4,658	-	4,658	-	4,658
Restructuring charges	4,577	786	3,428	4,214	1,701	5,915	851	6,766
Total operating expenses	303,408	77,988	84,877	162,865	72,584	235,449	72,584	308,033
Operating loss	(60,781)	(16,245)	(24,213)	(40,458)	(7,106)	(47,564)	(2,997)	(50,561)
Other income (expense)
Interest income, net	43,541	9,955	9,479	19,434	7,925	27,359	5,532	32,891
Other (expense) income, net	(2,300)	518	(268)	250	(376)	(126)	(606)	(732)
(Loss) income from continuing operations before income taxes	(19,540)	(5,772)	(15,002)	(20,774)	443	(20,331)	1,929	(18,402)
Income tax (benefit) expense	(11,880)	1,420	1,200	2,620	600	3,220	2,017	5,237
Loss from continuing operations	(7,660)	(7,192)	(16,202)	(23,394)	(157)	(23,551)	(88)	(23,639)
Loss from discontinued operations, net of tax	(6,596)	(8,532)	(120,678)	(129,210)	(6,424)	(135,634)	(4,897)	(140,531)
Net loss	$(14,256)	$(15,724)	$(136,880)	$(152,604)	$(6,581)	$(159,185)	$(4,985)	$(164,170)

Non-GAAP Financial Measures

The following tables provide certain non-GAAP financial information that reflects the separation of the B Medical Systems segment and its classification as a discontinued operation. Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management adjusts the GAAP results for the impact of amortization of intangible assets, purchase accounting impact on inventory, transformation costs, restructuring charges, goodwill and intangible asset impairments, fair value adjustments to contingent consideration, merger and acquisition costs and costs related to share repurchase, and other unallocated corporate expenses to provide investors better perspective on the results of operations which the Company believes is more comparable to the similar analysis provided by its peers. Management also excludes special charges and gains, such as gains and losses from the sale of assets, certain tax benefits and charges, as well as other gains and charges that are not representative of the normal operations of the business. The tables begin with the most nearly comparable GAAP measure and show the adjustments to such measure to derive the non-GAAP measure. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Revised to reflect B Medical Systems as Discontinued Operations

(unaudited)

	Twelve months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Six months ended March 31, 2024	Three months ended June 30, 2024	Nine months ended June 30, 2024	Three months ended September 30, 2024	Twelve months ended September 30, 2024
In thousands
Operating loss:
Operating loss from continuing operations	$(60,781)	$(16,245)	$(24,213)	$(40,458)	$(7,106)	$(47,564)	$(2,997)	$(50,561)
Amortization of completed technology	7,847	1,856	2,067	3,923	2,047	5,970	2,096	8,066
Amortization of intangible assets other than completed technology	24,221	5,371	5,152	10,523	5,132	15,655	4,841	20,496
Transformation(1) costs	(49)	41	4,095	4,136	1,174	5,310	4,572	9,882
Restructuring charges	4,577	786	3,428	4,214	1,701	5,915	851	6,766
Impairment of intangible assets	-	-	4,658	4,658	-	4,658	-	4,658
Merger and acquisition costs and costs related to share repurchase(2)	8,962	4,321	426	4,747	74	4,821	53	4,874
Rounding adjustments	(1)	(1)	-	(1)	(1)	(2)	2	-
Total adjusted operating income (loss) from continuing operations	$(15,224)	$(3,871)	$(4,387)	$(8,258)	$3,021	$(5,237)	$9,418	$4,181
Adjusted operating income (loss) from discontinued operations	$(40)	$(4,835)	$(1,350)	$(6,185)	$1,553	$(4,632)	$(2,444)	$(7,076)

(1)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 cost reduction plan, and primarily relate to one time asset write-downs associated with changes in technology, one time inventory write-downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

(2)	Includes expenses related to governance-related matters.

	Twelve months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Six months ended March 31, 2024	Three months ended June 30, 2024	Nine months ended June 30, 2024	Three months ended September 30, 2024	Twelve months ended September 30, 2024
In thousands
GAAP net loss	$(14,256)	$(15,724)	$(136,880)	$(152,604)	$(6,581)	$(159,185)	$(4,985)	$(164,170)
Less: Loss from discontinued operations	(6,596)	(8,532)	(120,678)	(129,210)	(6,424)	(135,634)	(4,897)	(140,531)
GAAP net loss from continuing operations	(7,660)	(7,192)	(16,202)	(23,394)	(157)	(23,551)	(88)	(23,639)
Adjustments:
Interest income, net	(43,541)	(9,955)	(9,479)	(19,434)	(7,925)	(27,359)	(5,532)	(32,891)
Income tax (benefit) expense	(11,880)	1,420	1,200	2,620	600	3,220	2,017	5,237
Depreciation	30,947	7,420	7,395	14,815	7,600	22,415	7,275	29,690
Amortization of completed technology	7,847	1,856	2,067	3,923	2,047	5,970	2,096	8,066
Amortization of intangible assets other than completed technology	24,221	5,371	5,152	10,523	5,132	15,655	4,841	20,496
Earnings before interest, taxes, depreciation, and amortization - continuing operations	$(66)	$(1,080)	$(9,867)	$(10,947)	$7,297	$(3,650)	$10,609	$6,959

	Twelve months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Six months ended March 31, 2024	Three months ended June 30, 2024	Nine months ended June 30, 2024	Three months ended September 30, 2024	Twelve months ended September 30, 2024
In thousands
Earnings before interest, taxes, depreciation, and amortization - continuing operations	$(66)	$(1,080)	$(9,867)	$(10,947)	$7,297	$(3,650)	$10,609	$6,959
Adjustments:
Stock-based compensation	8,830	3,001	5,409	8,410	3,691	12,101	1,649	13,750
Restructuring charges	4,577	786	3,428	4,214	1,701	5,915	851	6,766
Impairment of intangible assets	-	-	4,658	4,658	-	4,658	-	4,658
Merger and acquisition costs and costs related to share repurchase(2)	8,962	4,321	426	4,747	74	4,821	53	4,874
Transformation(1) costs	(49)	41	4,095	4,136	1,174	5,310	4,572	9,882
Indemnification asset release	(19)	-	-	-	-	-	-	-
Adjusted earnings before interest, taxes, depreciation and amortization - continuing operations	$22,235	$7,069	$8,149	$15,218	$13,937	$29,155	$17,734	$46,889

(1)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 cost reduction plan, and primarily relate to one time asset write-downs associated with changes in technology, one time inventory write-downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

(2)	Includes expenses related to governance-related matters.

	Twelve months ended	Three months ended	Three months ended	Six months ended	Three months ended	Nine months ended	Three months ended	Twelve months ended
In thousands	September 30, 2023	December 31, 2023	March 31, 2024	March 31, 2024	June 30, 2024	June 30, 2024	September 30, 2024	September 30, 2024
Revenue from continuing operations	$551,950	$141,725	$136,355	$278,080	$144,292	$422,372	$150,826	$573,198
Adjusted EBITDA - continuing operations	22,235	7,069	8,149	15,218	13,937	29,155	17,734	46,889
Adjusted EBITDA Margin – continuing operations	4%	5%	6%	5%	10%	7%	12%	8%